EXHIBIT 10.23

Hier entsteht Zukunft [The future is shaped here]		Innovations-
und Gründerzentrum
Biotechnologie IZB
Martinsried • Freising

Förderges. IZB mbH, Am Klopferspitz 19, 82152 Planegg

Pieris AG	[stamp:] RECEIVED
Lise-Meitner-Straße 30	09 May 2011

85354 Freising Weihenstephan	– – – – – – – – – – – –

Elke Erger Telephone: +49 (89) 70 06 56 70 Fax: +49 (89) 70 06 56 77 E-mail: immo@izb-martinsried.de

Martinsried, 05/04/2011

Permanent invoice for lease no. 2011-063

2nd supplemental agreement to lease agreement numbers A-0037 and A-0052

Here: Switch to unspecified terms and modification of lease terms and conditions effective

05/01/2011

Ladies and Gentlemen:

As agreed with Dr. Zobel, we hereby modify your lease terms and conditions effective 05/01/2011 as follows:

Rental account no. 130222 – 1st upper floor units 1.01 to 1.08 –	approx. m²	€/m²	€
Office and laboratory spaces including common and functional spaces	449.60	12.50	5,620.00
Increase in rent payments for the renovation		0.00	0.00
monthly advance payment of ancillary fees (exclusive of heating, hot water and air conditioning)	449.60	4.00	1,798.40
monthly advance payment for heating, hot water and air conditioning	449.60	1.50	674.40
Assigned parking spaces	2	40.00	80.00
Subtotal			8,172.80
plus value-added-tax	19%		1,552.83

Total amount			9,725.63

Hier entsteht Zukunft [The future is shaped here]	Innovations-
und Gründerzentrum Biotechnologie IZB Martinsried • Freising

Rental account no. 130251 – 1st upper floor units 1.09 to 1.24 –	approx. m²	€/m²	€
Office and laboratory spaces including common and functional spaces	816.21	12.50	10,202.63
monthly advance payment of ancillary fees (exclusive of heating, hot water and air conditioning)	816.21	4.00	3,264.84
monthly advance payment for heating, hot water and air conditioning	816.21	1.50	1,224.32
Assigned parking spaces	15	40.00	600.00
Subtotal			15,291.79
plus value-added-tax	19%		2,905.44

Total amount			18,197.23

Rental account no. 130163 – Ground floor unit 0.08 –	approx. m²	€/m²	€
Office and laboratory spaces including common and functional spaces	99.12	12.50	1,239.00
monthly advance payment of ancillary fees (exclusive of heating, hot water and air conditioning)	99.12	4.00	396.48
monthly advance payment for heating, hot water and air conditioning	99.12	1.50	148.68
Assigned parking spaces	0	40.00	0.00
Subtotal			1,784.16
plus value-added-tax	19%		338.99

Total amount			2,123.15

Managing Director:	Am Klopferspitz 19	Banking information:
Dr. Peter Hanns Zobel	82152 Planegg/Martinsried	Kreissparkasse Munich
	Tel.: +49(0)89/700 65 670	Routing no. 702 501 50
Local Court Munich	Fax: +49(0)89/700 65 677	Account no. 10 032 233
HRB 111930	office@izb-martinsried.de	Tax ID No. 143/137/60457
	www.izb-online.de	VAT ID No. DE 177 565 691

[photo]

Hier entsteht Zukunft [The future is shaped here]	Innovations-
und Gründerzentrum Biotechnologie IZB Martinsried • Freising

Rental account no. 130111 – Basement unit no. 1.31 –	approx. m²	€/m²	€
Rooms in basement	26.39	9.20	242.79
monthly advance payment of ancillary fees (exclusive of heating, hot water and air conditioning)	26.39	4.00	105.56
monthly advance payment for heating, hot water and air conditioning	26.39	1.50	39.59
Subtotal			387.94
plus value-added-tax	19%		73.71

Total amount			461.65

Rental account no. 130121 – Basement unit no. 1.33 –	approx. m²	€/m²	€
Rooms in basement	23.43	9.20	215.54
monthly advance payment of ancillary fees (exclusive of heating, hot water and air conditioning)	23.43	4.00	93.72
monthly advance payment for heating, hot water and air conditioning	23.43	1.50	35.15
Subtotal			344.41
plus value-added-tax	19%		65.44

Total amount			409.85

Managing Director:	Am Klopferspitz 19	Banking information:
Dr. Peter Hanns Zobel	82152 Planegg/Martinsried	Kreissparkasse Munich
	Tel.: +49(0)89/700 65 670	Routing no. 702 501 50
Local Court Munich	Fax: +49(0)89/700 65 677	Account no. 10 032 233
HRB 111930	office@izb-martinsried.de	Tax ID No. 143/137/60457
	www.izb-online.de	VAT ID No. DE 177 565 691

[photo]

Hier entsteht Zukunft [The future is shaped here]	Innovations-
und Gründerzentrum Biotechnologie IZB Martinsried • Freising

Furthermore, in both agreements § 2 (1) will be modified as follows:

The lease agreement will be renewed for an unspecified time. The termination period shall be 8 months prior to the end of any quarter.

The other agreements specified in the Principal Lease Agreements shall remain unaffected by this Agreement.

We kindly ask you to confirm your approval of these changes on the duplicate of this letter and to return this copy to us.

Of course, we are happy to answer any questions you may have.

With kind regards,

Fördergesellschaft IZB mbH

/s/ Dr. Peter Hanns Zobel	/s/ Elke Erger
Dr. Peter Hanns Zobel	ppa Elke Erger
Managing Director	Property Management

Managing Director:	Am Klopferspitz 19	Banking information:
Dr. Peter Hanns Zobel	82152 Planegg/Martinsried	Kreissparkasse Munich
	Tel.: +49(0)89/700 65 670	Routing no. 702 501 50
Local Court Munich	Fax: +49(0)89/700 65 677	Account no. 10 032 233
HRB 111930	office@izb-martinsried.de	Tax ID No. 143/137/60457
	www.izb-online.de	VAT ID No. DE 177 565 691

[photo]

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